JULIUS BAER INVESTMENT FUNDS

  SUPPLEMENT DATED AUGUST 11, 2004 TO THE STATEMENT OF ADDITIONAL INFORMATION,
               DATED FEBRUARY 29, 2004, AS REVISED JULY 19, 2004
________________________________________________________________________________

EFFECTIVE AUGUST 11, 2004, THE STATEMENT OF ADDITIONAL INFORMATION IS REVISED AS SHOWN BELOW.

THE SUBSECTION "CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES" IN THE SECTION "COMMON INVESTMENT STRATEGIES," ON PAGE 5, IS DELETED AND REPLACED WITH THE FOLLOWING:

CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by the Adviser, each Fund may enter into currency futures contracts, interest rate and stock-index futures contracts or related options that are traded on U.S. or foreign exchanges. The Equity Fund also may enter into options contracts relating to gold bullion. Such investments may be made for the purposes of speculating and hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Funds. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid assets set aside, plus accrued profits held at a Fund's custodian or at the commodity dealer.